UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 10, 2002

                               PIVOTAL CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            British Columbia, Canada
               --------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         000-26867                                     Not Applicable
 ------------------------                     ---------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)

                            700 - 858 Beatty Street
                      Vancouver, B.C., Canada V6B 1C1
               --------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code  (604) 699-8000


                                 Not Applicable
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets

     On October 23, 2002, Pivotal completed the merger of an indirect wholly-owned subsidiary of Pivotal Corporation, Pivotal Merger Subsidiary, Inc., a Delaware corporation, merged with and into MarketFirst Software, Inc., a Delaware corporation. As such, MarketFirst Software, Inc. became an indirect wholly-owned subsidiary of Pivotal Corporation. MarketFirst Software, Inc., the developer of MarketFirst Release 4 software, is based in Mountain View, California. Under the terms of the Agreement and Plan of Merger dated October 2, 2002, a copy of which is attached hereto as Exhibit 2.1, the merger consideration was 725,000 shares of common stock of Pivotal Corporation. In addition, $54,722.21 was paid to certain management employees of MarketFirst Software, Inc. in satisfaction of rights to which they were entitled upon the change of control effected by the merger. The transaction will be accounted for under the purchase method of accounting.

Item 5. Other Events and Regulation FD Disclosure

     Pivotal Corporation is implementing restructuring plans, which primarily consist of reductions in headcount and discretionary expenditures and the closure of facilities. Pivotal is reducing its worldwide workforce of approximately 500 employees to approximately 420 employees, which includes approximately 30 employees from the MarketFirst merger (see Item 2 above).

     On October 10, 2002 Pivotal Corporation was notified that as a result of the impact of its most recent quarterly performance on certain required balance sheet ratios, it is now required to secure its US$5,500,000 Credit Agreement dated December 31, 2001, with cash in trust. This has resulted in the release from escrow of a Pledge Agreement dated June 25, 2002 covering US$5,500,000 cash. While the Pledge Agreement has been released from the escrow and is now standing as security for advances under the Credit Agreement, the secured party has not enforced its rights against the cash collateral.


Item 7. Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

     The financial information required by this item will be filed by amendment within 60 days of November 7, 2002.

     (b) Pro Forma Financial Information

     The financial information required by this item will be filed by amendment within 60 days of November 7, 2002.

     (c) Exhibits

         Exhibit
         Number     Description
         ------     -----------

         2.1 Agreement and Plan of Merger among Pivotal Corporation, Pivotal Corporation, a Washington corporation, Pivotal Merger Subsidiary, Inc., MarketFirst Software, Inc. and other shareholders of MarketFirst Software, Inc. dated October 2, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PIVOTAL CORPORATION



Date:  October 28, 2002                By  /s/ DIVESH SISODRAKER
                                           ------------------------------
                                           Divesh Sisodraker
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------
 2.1         Agreement  and Plan of  Merger  among  Pivotal  Corporation,
             Pivotal  Corporation,  a  Washington  corporation,   Pivotal
             Merger Subsidiary, Inc., MarketFirst Software, Inc. and other shareholders of MarketFirst Software, Inc. dated
             October 2, 2002